4
           U.S. SECURITIES AND EXCHANGE
                   COMMISSION Washington, D.C.
                   20549

                         FORM 24F-2
              Annual Notice of Securities Sold
                   Pursuant to Rule 24f-2



1. Name and address of issuer:
    Smith Barney Natural Resources Fund Inc.
   388 Greenwich Street
   New York, N.Y. 10013

2. Name of each series or class of funds for which this notice is filed:
   Class A, B, and C shares

3. Investment Company Act File Number:
   811-4757
   Securities Act File Number:
   33-7339

4. Last day of fiscal year for which this notice is filed:
   October 31, 1996


5. Check  box  if this notice is being filed more  than
   180 days  after  the  close of the issuer's fiscal
   year  for purposes of reporting securities sold after
   the close  of the  fiscal  year but before termination
   of the  issuer's 24f-2 declaration:
   N/A
   [   ]


6. Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):

   N/A


7. Number and amount of securities of the same class or series which had been registered under the Securities Act of 1933 other than pursuant to rule 24f-
   2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:

   0  SHARES                            $0


8. Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:

   0 SHARES                             $0



9. Number  and  aggregate  sale  price  of  securities
   sold during the fiscal year:
   26,566,516 SHARES                     $ 544,669,046



10 Number and aggregate sale price of securities sold
 . during the fiscal year in reliance upon registration
   pursuant to rule 24f-2:

   26,566,516 SHARES                     $ 544,669,046
11 Number and aggregate sale price of securities issued
 . during the fiscal year in connection with dividend
 reinvestment plans, if applicable (see Instruction B.7):

   INCLUDED IN ITEM 9

12 Calculation    of   registration   fee    for
Balanced a. Investments:
   (i)     Aggregate  sale price of securities  sold
during
      the fiscal year
         in   reliance  on  rule  24f-2  (from   Item
10):
      $ 544,669,046

   (ii)    Aggregate  price of shares issued  in
connection
      with dividend
              reinvestment   plans   (from   Item   11,
      if applicable):
      +_0____________________

   (iii)   Aggregate price of shares redeemed or
repurchased
   during the fiscal
                     year          (if
   applicable): - 491,629,316

   (iv)   Aggregate price of shares redeemed or
repurchased
   and
           previously applied as a reduction to filing
   fees pursuant
              to     rule     24e-2     (if
applicable):
   +_0_____________________

   (v)   Net  aggregate price of securities sold and
issued
   during
          the  fiscal  year in reliance on rule 24f-2
   [line (i), plus line
           (ii),  less  line  (iii),  plus  line  (iv)]
   (if applicable):
    53,039,730

   (vi) Multiplier prescribed by Section 6 (b) of the
   Securities
           Act of 1933 or other applicable law or
   regulation (see
                           Instruction
   C.6): x_1/2900_________________

   (vii)  Fee due [line (i) or line (v) multiplied  by
   line (vi)]:
   __18,289.56
   _________



In Issuers should complete lines (ii), (iii), (iv), and
(v) st only if the form is being filed within 60 days after the ru close of the issuer's fiscal year. See
Instruction C.3.
ct
io
n:

13 Check  box if fees are being remitted to the
Commission's .       lockbox  depository as described in
section  3a  of  the
   Commission's  Rules of Informal and Other Procedures
   (17 CFR 202.3a).

   [ x ]

 Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
   12/26/96

                        SIGNATURES
   This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

   By            (Signature           and
Title)*
   ___________________________________
                                            Irving P.
   David - Controller
   Date 12/19/96
    *Please print the name and title of the signing

                     officer below the signature.